UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

F O R M 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 1999

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

(Exact name of registrant as specified in its charter)

Delaware 0-26200 04-3208648

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

c/o Boston Capital Corporation,

One Boston Place, Boston, Massachusetts 02108-4406

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(617) 624-8900

None

(Former name or former address, if changed since last report)

Item 5. Other Events

As of August 1999 Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 35 thereof, entered into various agreements relating to Washington Courtyards, Limited Partnership, a Texas limited partnership (the "Operating Partnership") on behalf of Series 35 of the Partnership, including the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of August 1999 (the "Operating Partnership Agreement"), pursuant to which Series 35 acquired a limited partner interest in the Operating Partnership. Series 35 and 34 have jointly invested in the Operating Partnership pursuant to the terms of the Partnership's Partnership Agreement, with Series 35 investing 29.5% and Series 34 investing 70.5%. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement.

The Operating Partnership owns a 74 unit apartment complex for families located at Houston in Harris County, Texas, which is known as Washington Courtyards (the "Apartment Complex"). The Apartment Complex consists of 8 buildings containing 12 one-bedroom units, 30 two-bedroom units and 32 three-bedroom units. Amenities include a community clubhouse, fitness center, laundry facilities, laundry facilities, outdoor swimming pool, playground and bicycle racks. Construction of the Apartment Complex commenced in August 1999 and is scheduled for completion in August 2000. 100% Occupancy was achieved in February 2001.

The Operating Partnership received permanent financing in the amount of $2,900,000 (the "Permanent Mortgage") from Southwest Bank of Texas. The Permanent Mortgage is expected to bear interest at 7.35% per annum payable over a 30 year amortization period and a 30 year term

It is expected that 59% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The general partner of the Operating Partnership is Four Courtyards, Inc., (the "General Partner"). The principals of the General Partnership are Mary Lawler and J.O.T. Couch.

Series 35 acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $2,054,713 to the Operating Partnership in 5 installments as follows:

    $1,578,299 (the "First Installment") on the latest of (A) the Admission Date, (B) the closing of the Construction Loan, (C) the Permanent Loan Commitment Date, (D) Tax Credit Set-Aside or (E) the Construction Permitting Date, provided that the proceeds of the First Installment shall be held and disbursed upon the approval by the Special Limited Partner of draw requests as set forth in Section 3.5;
    $168,207 (the "Second Installment") on the latest of (A) the Completion Date, (B) Cost Certification, (C) receipt of an updated Title Policy in form and substance satisfactory to the Special Limited Partner, which policy in no event shall contain a survey exception or (D) receipt by the Investment Limited Partner of the Contractor Pay-Off Letter, an Estoppel Letter from each Lender and evidence of satisfaction of the Insurance Requirements and the Due Diligence Recommendations;
    $143,830 (the "Third Installment") on the latest of (A) the Initial 100% Occupancy Date, (B) Permanent Mortgage Commencement or (C) Rental Achievement;
    $143,830 (the "Fourth Installment") upon State Designation; and
    $20,547 (the "Fifth Installment") upon the receipt by the Investment Limited Partner of a copy of the properly filed Partnership federal income tax return and an audited Partnership financial statement for the year in which Rental Achievement occurs.

The first second, third, fourth and fifth Installments have been paid by Series 35.

The total Capital Contribution of Series 35 to the Operating Partnership is based on the Operating Partnership receiving $2,703,840 in Tax Credits during the 10-year period commencing in 2000 of which 29.5% ($797,633) will be allocated to Series 35 and 70.49% ($1,905,937) will be allocated to Series 34 as the Investment Limited Partner of the Operating Partnership.

Series 35 believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:
	Profits, Losses and Tax Credits from Normal Operations	Capital Transactions	Cash Flow
General Partner	0.01%	80%	90%
Series 35	29.50%	5.90%	2.95%
Series 34	70.49%	14.09%	7.05%
Special Limited Partner	0%	0.01%	0%

The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of Series 35.

Series 35 used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

Boston Capital, or an Affiliate thereof, will receive a fee (the "Asset Management Fee") commencing in 2000 from the Operating Partnership, for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership, in the annual amount of $3,000. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 10.2 of the Operating Partnership Agreement, provided, however, that if, in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

The Operating Partnership will pay the General Partner a fee (the "Partnership Management Fee") commencing in 2000 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $3,000. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner set forth in Section 10.2 of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $544,000. The Development Fee, 308,491 of which is deferred, shall be due and payable only in accordance with Section 6 of the Development Agreement and, if not sooner paid, the total amount then outstanding will be payable on the tenth (10th) anniversary of the end of the Tax Credit Period from the proceeds of an additional General Partner Capital Contribution.

Item 7. Exhibits.

	(c)	Exhibits.	Page
(1)	(a)	Form of Dealer-Manager Agreement between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	Agreement of Limited Partnership of the Partnership

Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (2) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: October 21, 2002

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

By: Boston Capital Associates IV L.P.,

its General Partner

By: BCA Associates Limited Partnership, its

General Partner

By: C&M Management, Inc., its

sole General Partner

By: /s/ John P. Manning__

John P. Manning, President